Exhibit 99.1
NEWS RELEASE

TCF Financial Corporation • 200 Lake Street East • Wayzata MN 55391

FOR IMMEDIATE RELEASE

Contact:
Mark Goldman	(952) 475-7050	news@tcfbank.com	(Media)
Timothy Sedabres	(952) 745-2766	investor@tcfbank.com	(Investors)

TCF REPORTS QUARTERLY NET INCOME OF $86.2 MILLION
AND DILUTED EARNINGS PER COMMON SHARE OF 51 CENTS

Third Quarter Observations

•	Revenue of $365.6 million, up 6.5% from the third quarter of 2017

•	Provision for credit losses of $2.3 million, which was impacted by a $6.6 million recovery on previous charge-offs related to the sale of consumer real estate non-accrual loans

•	Net interest margin of 4.66%, down 1 basis point from the second quarter of 2018, up 5 basis points from the third quarter of 2017

•	Efficiency ratio of 67.41%, down 105 basis points from the third quarter of 2017

•	Average interest-earning asset growth of 4.6% from the third quarter of 2017

•	Period-end loans and leases of $18.4 billion, down 3.0% from September 30, 2017; period-end loans and leases, excluding auto finance, up 2.5%(1) from September 30, 2017

•	Auto finance portfolio run-off of $328.1 million in the third quarter of 2018 and $924.5 million year-to-date

•	Return on average common equity ("ROACE") of 14.44%

•	Return on average tangible common equity ("ROATCE") of 15.76%(2)

•	Repurchased 0.9 million shares of common stock at a cost of $24.0 million

Summary of Financial Results
	At or For the Quarter Ended					Change From
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,		Sep. 30,
(Dollars in thousands, except per share data)	2018	2018	2018	2017	2017	2018		2017
Net income attributable to TCF	$86,196	$58,749	$73,761	$101,399	$60,528	46.7%		42.4%
Net interest income	249,121	250,799	243,199	241,860	234,103	(0.7)		6.4
Basic earnings per common share	0.51	0.34	0.39	0.58	0.29	50.0		75.9
Diluted earnings per common share	0.51	0.34	0.39	0.57	0.29	50.0		75.9
Adjusted diluted earnings per common share(2)	0.51	0.49	0.39	0.57	0.29	4.1		75.9

Financial Ratios
Return on average assets(3)	1.55%	1.08%	1.33%	1.82%	1.15%	47	bps	40	bps
ROACE(3)	14.44	9.72	11.23	16.95	8.44	472		600
Adjusted ROACE(2)(3)	14.44	14.11	11.23	16.95	8.44	33		600
ROATCE(2)(3)	15.76	10.65	12.26	32.87	9.57	511		619
Adjusted ROATCE(2)(3)	15.76	15.39	12.26	32.87	9.57	37		619
Net interest margin(3)	4.66	4.67	4.59	4.57	4.61	(1)		5
Net charge-offs as a percentage of average loans and leases(3)	0.15	0.27	0.29	0.38	0.18	(12)		(3)
Non-performing assets as a percentage of total loans and leases and other real estate owned	0.59	0.54	0.74	0.72	0.77	5		(18)
Efficiency ratio	67.41	74.55	69.21	95.88	68.46	(714)		(105)
Adjusted efficiency ratio(2)	67.41	65.78	69.21	95.88	68.46	163		(105)
(1) Calculated by subtracting auto finance loans of $2.3 billion and $3.2 billion at September 30, 2018 and 2017, respectively, from total loans and leases of $18.4 billion and $19.0 billion at September 30, 2018 and 2017, respectively.
(2) See "Reconciliation of GAAP to Non-GAAP Financial Measures" tables.
(3) Annualized

WAYZATA, Minn. (October 22, 2018) - TCF Financial Corporation ("TCF" or the "Company") (NYSE: TCF) today reported net income of $86.2 million for the third quarter of 2018, compared with $60.5 million for the third quarter of 2017 and $58.7 million for the second quarter of 2018. Diluted earnings per common share was 51 cents for the third quarter of 2018, compared with 29 cents for the third quarter of 2017 and 34 cents for the second quarter of 2018.

"Our strong third quarter financial results were highlighted by positive year-over-year operating leverage and improving returns on capital," said Craig R. Dahl, chairman and chief executive officer. "We produced strong revenue growth with disciplined expense management while continuing to lower the risk profile of the Company. Credit trends remained stable, the auto finance portfolio run-off performed as expected and our mix of interest-earning assets improved as we continued to shift toward increasingly more capital efficient assets. Our commitment to increasing return on capital has shown through in our results and we remain focused on delivering value for shareholders."

Net Interest Income and Net Interest Margin
Net interest income was $249.1 million for the third quarter of 2018, an increase of $15.0 million, or 6.4%, from the third quarter of 2017 and a decrease of $1.7 million, or 0.7%, from the second quarter of 2018. Net interest margin was 4.66% for the third quarter of 2018, up 5 basis points from the third quarter of 2017 and down 1 basis point from the second quarter of 2018. The increases in net interest income and net interest margin from the third quarter of 2017 were primarily due to increased average yields and higher average loan balances in the variable- and adjustable-rate loan portfolios, partially offset by increased cost of funds.

Non-interest Income
Non-interest income was $116.4 million for the third quarter of 2018, an increase of $7.2 million, or 6.6%, from the third quarter of 2017 and an increase of $2.3 million, or 2.1%, from the second quarter of 2018. The increases from both periods were primarily due to increased leasing and equipment finance non-interest income, partially offset by decreased servicing fee income due to the continued run-off in the auto finance serviced for others portfolio.

Non-interest Expense
Non-interest expense was $246.4 million for the third quarter of 2018, an increase of $11.4 million, or 4.8%, from the third quarter of 2017 and a decrease of $25.6 million, or 9.4%, from the second quarter of 2018. The increase from the third quarter of 2017 was primarily due to an increase in compensation and employee benefits expense. The second quarter of 2018 included $32.0 million of expenses related to the settlement with the Bureau of Consumer Financial Protection and the Office of the Comptroller of the Currency.

Income Tax Expense
The Company's effective income tax rate was 24.0% for the third quarter of 2018, compared with 32.7% for the third quarter of 2017 and 20.9% for the second quarter of 2018. The effective income tax rate was primarily impacted by the change in the corporate statutory tax rate as a result of the Tax Cuts and Jobs Act.

Credit Quality
Provision for credit losses The provision for credit losses was $2.3 million for the third quarter of 2018, a decrease of $12.3 million, or 84.4%, from the third quarter of 2017 and a decrease of $12.0 million, or 84.1%, from the second quarter of 2018. The decreases from both periods were primarily due to run-off in and maturation of the auto finance portfolio, as well as the recovery of $6.6 million on previous charge-offs related to the sale of consumer real estate non-accrual loans.

Net charge-off rate The annualized net charge-off rate was 0.15% for the third quarter of 2018, down 3 basis points from the third quarter of 2017 and down 12 basis points from the second quarter of 2018. The decreases from both periods were primarily due to the recovery of $6.6 million on previous charge-offs related to the sale of consumer real estate non-accrual loans, partially offset by the increased auto finance net charge-off rate resulting from a lower average loan balance due to the continued run-off of the portfolio. The annualized net charge-off rate excluding auto finance net charge-offs of $9.5 million and the recovery of $6.6 million on previous charge-offs related to the sale of consumer real estate non-accrual loans was 0.10%.

Over 60-day delinquency rate The over 60-day delinquency rate, excluding non-accrual loans and leases, was 0.12% at September 30, 2018, down 1 basis point from the September 30, 2017 rate and up 1 basis point from the June 30, 2018 rate.

Non-performing assets Non-performing assets, consisting of non-accrual loans and leases and other real estate owned, were $109.4 million at September 30, 2018, a decrease of $36.6 million, or 25.1%, from September 30, 2017 and an increase of $8.3 million, or 8.2%, from June 30, 2018. The decrease from September 30, 2017 was primarily due to the $34.7 million sale of consumer real estate non-accrual loans in the third quarter of 2018.

Balance Sheet
Average debt securities held to maturity and debt securities available for sale The total average debt securities portfolio was $2.5 billion for the third quarter of 2018, an increase of $773.2 million, or 44.7%, from the third quarter of 2017 and an increase of $256.6 million, or 11.4%, from the second quarter of 2018.

Average loans and leases Average loans and leases were $18.4 billion for the third quarter of 2018, an increase of $17.0 million, or 0.1%, from the third quarter of 2017 and a decrease of $678.1 million, or 3.6%, from the second quarter of 2018. The decrease from the second quarter of 2018 was primarily due to the seasonal decrease in the inventory finance portfolio and the continued run-off of the auto finance portfolio. Average loans and leases, excluding auto finance were $16.0 billion, an increase of $861.7 million, or 5.7%, from the third quarter of 2017 and a decrease of $418.0 million, or 2.5%, from the second quarter of 2018.

Average deposits Average deposits were $18.3 billion for the third quarter of 2018, an increase of $637.2 million, or 3.6%, from the third quarter of 2017 and a decrease of $77.9 million, or 0.4%, from the second quarter of 2018.

Capital TCF continues to maintain strong capital ratios, with a common equity Tier 1 capital ratio of 11.04%. TCF repurchased $24.0 million of common stock during the quarter and had the authority to repurchase an additional $141.0 million in aggregate value of shares as of September 30, 2018 pursuant to its share repurchase program.

Webcast Information
A live webcast of TCF's conference call to discuss the third quarter earnings will be hosted at TCF's website,     http://ir.tcfbank.com, on October 22, 2018 at 9:00 a.m. CDT. A slide presentation for the call will be available on the website prior to the call. Additionally, the webcast will be available for replay on TCF's website after the conference call. The website also includes free access to company news releases, TCF's annual report, investor presentations and SEC filings.

TCF is a Wayzata, Minnesota-based national bank holding company. As of September 30, 2018, TCF had $22.9 billion in total assets and 315 bank branches in Illinois, Minnesota, Michigan, Colorado, Wisconsin, Arizona and South Dakota providing retail and commercial banking services. TCF, through its subsidiaries, also conducts commercial leasing and equipment finance business in all 50 states and commercial inventory finance business in all 50 states and Canada. For more information about TCF, please visit http://ir.tcfbank.com.

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act
Any statements contained in this earnings release regarding the outlook for the Company's businesses and their respective markets, such as projections of future performance, targets, guidance, statements of the Company's plans and objectives, forecasts of market trends and other matters are forward-looking statements based on the Company's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events.

Certain factors could cause the Company's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A. of the Company's Annual Report on Form 10-K for the year ended December 31, 2017 under the heading "Risk Factors" and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive.

Use of Non-GAAP Financial Measures
Management uses the adjusted diluted earnings per common share, adjusted ROACE, ROATCE, adjusted ROATCE, adjusted efficiency ratio, tangible common equity ratio and tangible book value per common share internally to measure performance and believes that these financial measures not recognized under generally accepted accounting principles in the United States ("GAAP") (i.e. non-GAAP) provide meaningful information to investors that will permit them to assess the Company's capital and ability to withstand unexpected market or economic conditions and to assess the performance of the Company in relation to other banking institutions on the same basis as that applied by management, analysts and banking regulators.
These non-GAAP financial measures are not defined by GAAP and other entities may calculate them differently than TCF does. Non-GAAP financial measures have inherent limitations and are not required to be uniformly applied. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes selected items does not represent the amount that effectively accrues directly to stockholders.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Financial Condition (Unaudited)

						Change From
(Dollars in thousands)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30, 2018		Sep. 30, 2017
	2018	2018	2018	2017	2017	$	%	$	%
ASSETS:
Cash and due from banks	$569,968	$581,876	$588,893	$621,782	$711,734	$(11,908)	(2.0)%	$(141,766)	(19.9)%
Investments	80,672	95,661	91,661	82,644	87,690	(14,989)	(15.7)	(7,018)	(8.0)
Debt securities held to maturity	152,881	155,962	158,099	161,576	165,315	(3,081)	(2.0)	(12,434)	(7.5)
Debt securities available for sale	2,379,546	2,249,784	1,954,246	1,709,018	1,598,163	129,762	5.8	781,383	48.9
Loans and leases held for sale	114,198	291,871	50,706	134,862	254,903	(177,673)	(60.9)	(140,705)	(55.2)
Loans and leases:
Consumer real estate:
First mortgage lien	1,960,756	1,800,885	1,878,441	1,959,387	1,953,199	159,871	8.9	7,557	0.4
Junior lien	2,940,701	2,830,029	2,843,221	2,860,309	2,977,613	110,672	3.9	(36,912)	(1.2)
Total consumer real estate	4,901,457	4,630,914	4,721,662	4,819,696	4,930,812	270,543	5.8	(29,355)	(0.6)
Commercial	3,741,164	3,706,401	3,678,181	3,561,193	3,489,680	34,763	0.9	251,484	7.2
Leasing and equipment finance	4,601,887	4,648,049	4,666,239	4,761,661	4,730,931	(46,162)	(1.0)	(129,044)	(2.7)
Inventory finance	2,880,404	3,005,165	3,457,855	2,739,754	2,576,077	(124,761)	(4.2)	304,327	11.8
Auto finance	2,275,134	2,603,260	2,839,363	3,199,639	3,240,413	(328,126)	(12.6)	(965,279)	(29.8)
Other	21,107	20,957	19,854	22,517	20,439	150	0.7	668	3.3
Total loans and leases	18,421,153	18,614,746	19,383,154	19,104,460	18,988,352	(193,593)	(1.0)	(567,199)	(3.0)
Allowance for loan and lease losses	(160,621)	(165,619)	(167,703)	(171,041)	(168,244)	4,998	3.0	7,623	4.5
Net loans and leases	18,260,532	18,449,127	19,215,451	18,933,419	18,820,108	(188,595)	(1.0)	(559,576)	(3.0)
Premises and equipment, net	429,648	430,956	427,497	421,549	425,112	(1,308)	(0.3)	4,536	1.1
Goodwill, net	154,757	154,757	154,757	154,757	227,798	—	—	(73,041)	(32.1)
Other assets	762,583	774,468	743,742	782,552	714,215	(11,885)	(1.5)	48,368	6.8
Total assets	$22,904,785	$23,184,462	$23,385,052	$23,002,159	$23,005,038	$(279,677)	(1.2)	$(100,253)	(0.4)
LIABILITIES AND EQUITY:
Deposits:
Checking	$6,382,667	$6,408,174	$6,541,409	$6,300,127	$6,197,608	$(25,507)	(0.4)%	$185,059	3.0%
Savings	5,737,144	5,570,979	5,551,155	5,287,606	4,972,529	166,165	3.0	764,615	15.4
Money market	1,504,952	1,562,008	1,609,472	1,764,998	1,965,291	(57,056)	(3.7)	(460,339)	(23.4)
Certificates of deposit	4,871,748	4,822,112	4,995,636	4,982,271	4,972,058	49,636	1.0	(100,310)	(2.0)
Total deposits	18,496,511	18,363,273	18,697,672	18,335,002	18,107,486	133,238	0.7	389,025	2.1
Short-term borrowings	2,324	761	775	—	—	1,563	N.M.	2,324	N.M.
Long-term borrowings	1,168,400	1,554,569	1,457,976	1,249,449	1,382,588	(386,169)	(24.8)	(214,188)	(15.5)
Total borrowings	1,170,724	1,555,330	1,458,751	1,249,449	1,382,588	(384,606)	(24.7)	(211,864)	(15.3)
Accrued expenses and other liabilities	709,538	761,281	677,679	737,124	918,450	(51,743)	(6.8)	(208,912)	(22.7)
Total liabilities	20,376,773	20,679,884	20,834,102	20,321,575	20,408,524	(303,111)	(1.5)	(31,751)	(0.2)
Equity:
Preferred stock	169,302	169,302	169,302	265,821	265,967	—	—	(96,665)	(36.3)
Common stock	1,736	1,735	1,725	1,722	1,719	1	0.1	17	1.0
Additional paid-in capital	882,321	877,364	878,096	877,217	864,632	4,957	0.6	17,689	2.0
Retained earnings, subject to certain restrictions	1,708,410	1,649,449	1,618,041	1,577,311	1,488,966	58,961	3.6	219,444	14.7
Accumulated other comprehensive income (loss)	(65,259)	(52,811)	(46,851)	(18,517)	(13,809)	(12,448)	(23.6)	(51,450)	N.M.
Treasury stock at cost and other	(189,652)	(164,107)	(97,800)	(40,797)	(30,867)	(25,545)	(15.6)	(158,785)	N.M.
Total TCF Financial Corporation stockholders' equity	2,506,858	2,480,932	2,522,513	2,662,757	2,576,608	25,926	1.0	(69,750)	(2.7)
Non-controlling interest in subsidiaries	21,154	23,646	28,437	17,827	19,906	(2,492)	(10.5)	1,248	6.3
Total equity	2,528,012	2,504,578	2,550,950	2,680,584	2,596,514	23,434	0.9	(68,502)	(2.6)
Total liabilities and equity	$22,904,785	$23,184,462	$23,385,052	$23,002,159	$23,005,038	$(279,677)	(1.2)	$(100,253)	(0.4)
N.M. Not Meaningful

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Quarter Ended					Change From
(Dollars in thousands)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30, 2018		Sep. 30, 2017
	2018	2018	2018	2017	2017	$	%	$	%
Interest income:
Loans and leases	$264,678	$269,280	$260,375	$256,633	$243,973	$(4,602)	(1.7)%	$20,705	8.5%
Debt securities available for sale	14,838	12,516	10,123	8,760	8,486	2,322	18.6	6,352	74.9
Debt securities held to maturity	988	998	1,019	1,048	1,073	(10)	(1.0)	(85)	(7.9)
Loans held for sale and other	6,678	3,529	3,745	4,187	4,073	3,149	89.2	2,605	64.0
Total interest income	287,182	286,323	275,262	270,628	257,605	859	0.3	29,577	11.5
Interest expense:
Deposits	27,335	23,953	22,510	20,846	17,015	3,382	14.1	10,320	60.7
Borrowings	10,726	11,571	9,553	7,922	6,487	(845)	(7.3)	4,239	65.3
Total interest expense	38,061	35,524	32,063	28,768	23,502	2,537	7.1	14,559	61.9
Net interest income	249,121	250,799	243,199	241,860	234,103	(1,678)	(0.7)	15,018	6.4
Provision for credit losses	2,270	14,236	11,368	22,259	14,545	(11,966)	(84.1)	(12,275)	(84.4)
Net interest income after provision for credit losses	246,851	236,563	231,831	219,601	219,558	10,288	4.3	27,293	12.4
Non-interest income:
Fees and service charges	32,574	32,670	30,751	33,267	34,605	(96)	(0.3)	(2,031)	(5.9)
Card revenue	15,065	14,962	13,759	14,251	14,177	103	0.7	888	6.3
ATM revenue	5,053	4,933	4,650	4,654	5,234	120	2.4	(181)	(3.5)
Subtotal	52,692	52,565	49,160	52,172	54,016	127	0.2	(1,324)	(2.5)
Gains on sales of auto loans, net	—	—	—	2,216	—	—	—	—	—
Gains on sales of consumer real estate loans, net	8,764	7,192	9,123	11,407	8,049	1,572	21.9	715	8.9
Servicing fee income	6,032	7,484	8,295	9,000	9,966	(1,452)	(19.4)	(3,934)	(39.5)
Subtotal	14,796	14,676	17,418	22,623	18,015	120	0.8	(3,219)	(17.9)
Leasing and equipment finance	45,045	42,904	41,847	42,831	34,080	2,141	5.0	10,965	32.2
Other	3,818	3,934	3,716	3,218	2,930	(116)	(2.9)	888	30.3
Fees and other revenue	116,351	114,079	112,141	120,844	109,041	2,272	2.0	7,310	6.7
Gains (losses) on debt securities, net	94	24	63	48	189	70	N.M.	(95)	(50.3)
Total non-interest income	116,445	114,103	112,204	120,892	109,230	2,342	2.1	7,215	6.6
Non-interest expense:
Compensation and employee benefits	123,127	120,575	123,840	127,630	114,954	2,552	2.1	8,173	7.1
Occupancy and equipment	42,337	40,711	40,514	39,578	38,766	1,626	4.0	3,571	9.2
Other	57,989	89,084	58,819	159,019	61,581	(31,095)	(34.9)	(3,592)	(5.8)
Subtotal	223,453	250,370	223,173	326,227	215,301	(26,917)	(10.8)	8,152	3.8
Operating lease depreciation	19,525	17,945	17,274	16,497	15,696	1,580	8.8	3,829	24.4
Foreclosed real estate and repossessed assets, net	3,881	3,857	4,916	4,739	3,829	24	0.6	52	1.4
Other credit costs, net	(436)	(133)	617	343	209	(303)	N.M.	(645)	N.M.
Total non-interest expense	246,423	272,039	245,980	347,806	235,035	(25,616)	(9.4)	11,388	4.8
Income (loss) before income tax expense (benefit)	116,873	78,627	98,055	(7,313)	93,753	38,246	48.6	23,120	24.7
Income tax expense (benefit)	28,034	16,418	21,631	(110,965)	30,704	11,616	70.8	(2,670)	(8.7)
Income after income tax expense (benefit)	88,839	62,209	76,424	103,652	63,049	26,630	42.8	25,790	40.9
Income attributable to non-controlling interest	2,643	3,460	2,663	2,253	2,521	(817)	(23.6)	122	4.8
Net income attributable to TCF Financial Corporation	86,196	58,749	73,761	101,399	60,528	27,447	46.7	25,668	42.4
Preferred stock dividends	2,494	2,494	4,106	3,746	6,464	—	—	(3,970)	(61.4)
Impact of preferred stock redemption or notice to redeem preferred stock	—	—	3,481	—	5,779	—	—	(5,779)	(100.0)
Net income available to common stockholders	$83,702	$56,255	$66,174	$97,653	$48,285	$27,447	48.8	$35,417	73.3
N.M. Not Meaningful

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Nine Months Ended September 30,		Change
(Dollars in thousands, except per share data)	2018	2017	$	%
Interest income:
Loans and leases	$794,333	$697,613	$96,720	13.9%
Debt securities available for sale	37,477	24,518	12,959	52.9
Debt securities held to maturity	3,005	3,388	(383)	(11.3)
Loans held for sale and other	13,952	22,910	(8,958)	(39.1)
Total interest income	848,767	748,429	100,338	13.4
Interest expense:
Deposits	73,798	45,166	28,632	63.4
Borrowings	31,850	19,885	11,965	60.2
Total interest expense	105,648	65,051	40,597	62.4
Net interest income	743,119	683,378	59,741	8.7
Provision for credit losses	27,874	46,184	(18,310)	(39.6)
Net interest income after provision for credit losses	715,245	637,194	78,051	12.2
Non-interest income:
Fees and service charges	95,995	98,620	(2,625)	(2.7)
Card revenue	43,786	41,481	2,305	5.6
ATM revenue	14,636	14,970	(334)	(2.2)
Subtotal	154,417	155,071	(654)	(0.4)
Gains on sales of auto loans, net	—	3,244	(3,244)	(100.0)
Gains on sales of consumer real estate loans, net	25,079	25,920	(841)	(3.2)
Servicing fee income	21,811	32,347	(10,536)	(32.6)
Subtotal	46,890	61,511	(14,621)	(23.8)
Leasing and equipment finance	129,796	102,208	27,588	27.0
Other	11,468	8,428	3,040	36.1
Fees and other revenue	342,571	327,218	15,353	4.7
Gains (losses) on debt securities, net	181	189	(8)	(4.2)
Total non-interest income	342,752	327,407	15,345	4.7
Non-interest expense:
Compensation and employee benefits	367,542	354,882	12,660	3.6
Occupancy and equipment	123,562	117,331	6,231	5.3
Other	205,892	187,160	18,732	10.0
Subtotal	696,996	659,373	37,623	5.7
Operating lease depreciation	54,744	39,404	15,340	38.9
Foreclosed real estate and repossessed assets, net	12,654	13,017	(363)	(2.8)
Other credit costs, net	48	334	(286)	(85.6)
Total non-interest expense	764,442	712,128	52,314	7.3
Income before income tax expense	293,555	252,473	41,082	16.3
Income tax expense	66,083	77,341	(11,258)	(14.6)
Income after income tax expense	227,472	175,132	52,340	29.9
Income attributable to non-controlling interest	8,766	7,894	872	11.0
Net income attributable to TCF Financial Corporation	218,706	167,238	51,468	30.8
Preferred stock dividends	9,094	16,158	(7,064)	(43.7)
Impact of preferred stock redemption or notice to redeem preferred stock	3,481	5,779	(2,298)	(39.8)
Net income available to common stockholders	$206,131	$145,301	$60,830	41.9

Earnings per common share:
Basic	$1.24	$0.86	$0.38	44.2%
Diluted	1.23	0.86	0.37	43.0

Dividends declared per common share	$0.45	$0.225	$0.225	100.0%

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Average Balance Sheets, Yields and Rates (Unaudited)

	Quarter Ended September 30,
	2018			2017
	Average		Yields and	Average		Yields and
(Dollars in thousands)	Balance	Interest(1)	Rates(1)(2)	Balance	Interest(1)	Rates(1)(2)
ASSETS:
Investments and other	$306,257	$3,089	4.01%	$279,839	$2,679	3.80%
Debt securities held to maturity	153,652	988	2.57	166,883	1,073	2.57
Debt securities available for sale:
Taxable	1,525,665	10,511	2.76	825,192	4,619	2.24
Tax-exempt(3)	823,854	5,478	2.66	737,859	5,949	3.22
Loans and leases held for sale	216,669	3,589	6.57	96,143	1,394	5.75
Loans and leases:(4)
Consumer real estate:
Fixed-rate	1,694,661	23,316	5.46	1,872,607	26,490	5.61
Variable- and adjustable-rate	3,002,225	49,719	6.57	2,964,493	44,160	5.91
Total consumer real estate	4,696,886	73,035	6.17	4,837,100	70,650	5.80
Commercial:
Fixed-rate	856,324	9,830	4.55	980,262	11,411	4.62
Variable- and adjustable-rate	2,921,471	40,134	5.45	2,493,163	29,915	4.76
Total commercial	3,777,795	49,964	5.25	3,473,425	41,326	4.72
Leasing and equipment finance	4,624,968	57,844	5.00	4,316,434	48,874	4.53
Inventory finance	2,866,460	51,714	7.16	2,479,416	41,922	6.71
Auto finance	2,435,868	32,940	5.36	3,280,612	42,785	5.17
Other	13,547	144	4.25	11,567	146	5.03
Total loans and leases	18,415,524	265,641	5.73	18,398,554	245,703	5.31
Total interest-earning assets	21,441,621	289,296	5.36	20,504,470	261,417	5.07
Other assets(5)	1,462,783			1,434,957
Total assets	$22,904,404			$21,939,427
LIABILITIES AND EQUITY:
Non-interest bearing deposits	$3,874,421			$3,521,044
Interest-bearing deposits:
Checking	2,427,288	234	0.04	2,539,211	99	0.02
Savings	5,620,161	4,994	0.35	4,846,090	932	0.08
Money market	1,496,223	2,941	0.78	2,106,814	2,478	0.47
Certificates of deposit	4,868,286	19,166	1.56	4,636,007	13,506	1.16
Total interest-bearing deposits	14,411,958	27,335	0.75	14,128,122	17,015	0.48
Total deposits	18,286,379	27,335	0.59	17,649,166	17,015	0.38
Borrowings:
Short-term borrowings	3,357	21	2.46	6,448	21	1.33
Long-term borrowings	1,351,585	10,705	3.15	983,004	6,466	2.62
Total borrowings	1,354,942	10,726	3.15	989,452	6,487	2.62
Total interest-bearing liabilities	15,766,900	38,061	0.96	15,117,574	23,502	0.62
Total deposits and borrowings	19,641,321	38,061	0.77	18,638,618	23,502	0.50
Accrued expenses and other liabilities	751,100			723,792
Total liabilities	20,392,421			19,362,410
Total TCF Financial Corp. stockholders' equity	2,488,435			2,554,667
Non-controlling interest in subsidiaries	23,548			22,350
Total equity	2,511,983			2,577,017
Total liabilities and equity	$22,904,404			$21,939,427
Net interest income and margin		$251,235	4.66		$237,915	4.61

(1)	Interest and yields are presented on a fully tax-equivalent basis.

(2)	Annualized

(3)
The yield on tax-exempt debt securities available for sale is computed on a tax-equivalent basis using a statutory federal income tax rate of 21% and 35% for the quarters ended September 30, 2018 and 2017, respectively.

(4)	Average balances of loans and leases include non-accrual loans and leases and are presented net of unearned income.

(5)	Includes leased equipment and related initial direct costs under operating leases of $290.9 million and $249.0 million for the quarters ended September 30, 2018 and 2017, respectively.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Average Balance Sheets, Yields and Rates (Unaudited)

	Nine Months Ended September 30,
	2018			2017
	Average		Yields and	Average		Yields and
(Dollars in thousands)	Balance	Interest(1)	Rates(1)(2)	Balance	Interest(1)	Rates(1)(2)
ASSETS:
Investments and other	$315,803	$8,722	3.69%	$275,278	$8,142	3.95%
Debt securities held to maturity	156,170	3,005	2.57	172,341	3,388	2.62
Debt securities available for sale:
Taxable	1,258,708	24,487	2.59	820,968	13,707	2.23
Tax-exempt(3)	824,551	16,444	2.66	689,807	16,632	3.21
Loans and leases held for sale	108,992	5,230	6.41	240,753	14,768	8.20
Loans and leases:(4)
Consumer real estate:
Fixed-rate	1,731,858	71,541	5.52	1,972,528	83,456	5.66
Variable- and adjustable-rate	3,013,488	143,931	6.39	2,897,509	124,381	5.74
Total consumer real estate	4,745,346	215,472	6.07	4,870,037	207,837	5.71
Commercial:
Fixed-rate	895,746	30,514	4.55	982,414	34,250	4.66
Variable- and adjustable-rate	2,798,680	111,338	5.32	2,415,999	81,504	4.51
Total commercial	3,694,426	141,852	5.13	3,398,413	115,754	4.55
Leasing and equipment finance	4,651,605	171,487	4.92	4,293,364	144,786	4.50
Inventory finance	3,097,290	160,047	6.91	2,632,385	123,633	6.28
Auto finance	2,715,192	107,857	5.31	3,050,555	109,865	4.82
Other	13,943	434	4.17	10,520	414	5.27
Total loans and leases	18,917,802	797,149	5.63	18,255,274	702,289	5.14
Total interest-earning assets	21,582,026	855,037	5.29	20,454,421	758,926	4.96
Other assets(5)	1,449,082			1,338,670
Total assets	$23,031,108			$21,793,091
LIABILITIES AND EQUITY:
Non-interest bearing deposits	$3,833,543			$3,465,741
Interest-bearing deposits:
Checking	2,449,723	466	0.03	2,541,384	265	0.01
Savings	5,520,287	11,895	0.29	4,803,310	1,971	0.05
Money market	1,588,210	7,970	0.67	2,236,972	7,897	0.47
Certificates of deposit	4,924,804	53,467	1.45	4,314,088	35,033	1.09
Total interest-bearing deposits	14,483,024	73,798	0.68	13,895,754	45,166	0.43
Total deposits	18,316,567	73,798	0.54	17,361,495	45,166	0.35
Borrowings:
Short-term borrowings	3,473	58	2.24	5,776	41	0.95
Long-term borrowings	1,435,088	31,792	2.96	1,220,615	19,844	2.17
Total borrowings	1,438,561	31,850	2.96	1,226,391	19,885	2.16
Total interest-bearing liabilities	15,921,585	105,648	0.89	15,122,145	65,051	0.57
Total deposits and borrowings	19,755,128	105,648	0.71	18,587,886	65,051	0.47
Accrued expenses and other liabilities	741,222			687,826
Total liabilities	20,496,350			19,275,712
Total TCF Financial Corp. stockholders' equity	2,509,625			2,494,152
Non-controlling interest in subsidiaries	25,133			23,227
Total equity	2,534,758			2,517,379
Total liabilities and equity	$23,031,108			$21,793,091
Net interest income and margin		$749,389	4.64		$693,875	4.53

(1)	Interest and yields are presented on a fully tax-equivalent basis.

(2)	Annualized

(3)
The yield on tax-exempt debt securities available for sale is computed on a tax-equivalent basis using a statutory federal income tax rate of 21% and 35% for the nine month periods ended September 30, 2018 and 2017, respectively.

(4)	Average balances of loans and leases include non-accrual loans and leases and are presented net of unearned income.

(5)	Includes leased equipment and related initial direct costs under operating leases of $287.1 million and $210.2 million for the nine month periods ended September 30, 2018 and 2017, respectively.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Quarterly Average Balance Sheets (Unaudited)

	Quarter Ended					Change From
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30, 2018		Sep. 30, 2017
(Dollars in thousands)	2018	2018	2018	2017	2017	$	%	$	%
ASSETS:
Investments and other	$306,257	$309,120	$332,319	$303,958	$279,839	$(2,863)	(0.9)%	$26,418	9.4%
Debt securities held to maturity	153,652	155,779	159,139	163,080	166,883	(2,127)	(1.4)	(13,231)	(7.9)
Debt securities available for sale:
Taxable	1,525,665	1,262,642	981,843	831,113	825,192	263,023	20.8	700,473	84.9
Tax-exempt	823,854	828,131	821,642	779,964	737,859	(4,277)	(0.5)	85,995	11.7
Loans and leases held for sale	216,669	45,525	63,095	113,501	96,143	171,144	N.M.	120,526	125.4
Loans and leases:(1)
Consumer real estate:
Fixed-rate	1,694,661	1,715,289	1,786,636	1,821,240	1,872,607	(20,628)	(1.2)	(177,946)	(9.5)
Variable- and adjustable-rate	3,002,225	3,026,310	3,012,036	3,151,183	2,964,493	(24,085)	(0.8)	37,732	1.3
Total consumer real estate	4,696,886	4,741,599	4,798,672	4,972,423	4,837,100	(44,713)	(0.9)	(140,214)	(2.9)
Commercial:
Fixed-rate	856,324	900,462	931,275	963,703	980,262	(44,138)	(4.9)	(123,938)	(12.6)
Variable- and adjustable-rate	2,921,471	2,802,059	2,669,745	2,573,022	2,493,163	119,412	4.3	428,308	17.2
Total commercial	3,777,795	3,702,521	3,601,020	3,536,725	3,473,425	75,274	2.0	304,370	8.8
Leasing and equipment finance	4,624,968	4,639,703	4,690,868	4,713,015	4,316,434	(14,735)	(0.3)	308,534	7.1
Inventory finance	2,866,460	3,299,996	3,128,290	2,688,387	2,479,416	(433,536)	(13.1)	387,044	15.6
Auto finance	2,435,868	2,695,943	3,020,187	3,267,855	3,280,612	(260,075)	(9.6)	(844,744)	(25.7)
Other	13,547	13,845	14,446	13,007	11,567	(298)	(2.2)	1,980	17.1
Total loans and leases	18,415,524	19,093,607	19,253,483	19,191,412	18,398,554	(678,083)	(3.6)	16,970	0.1
Total interest-earning assets	21,441,621	21,694,804	21,611,521	21,383,028	20,504,470	(253,183)	(1.2)	937,151	4.6
Other assets(2)	1,462,783	1,430,621	1,453,742	1,437,126	1,434,957	32,162	2.2	27,826	1.9
Total assets	$22,904,404	$23,125,425	$23,065,263	$22,820,154	$21,939,427	$(221,021)	(1.0)	$964,977	4.4
LIABILITIES AND EQUITY:
Non-interest bearing deposits	$3,874,421	$3,879,048	$3,745,745	$3,570,846	$3,521,044	$(4,627)	(0.1)%	$353,377	10.0%
Interest-bearing deposits:
Checking	2,427,288	2,460,709	2,461,548	2,541,475	2,539,211	(33,421)	(1.4)	(111,923)	(4.4)
Savings	5,620,161	5,542,565	5,395,669	5,140,417	4,846,090	77,596	1.4	774,071	16.0
Money market	1,496,223	1,572,560	1,698,064	1,854,442	2,106,814	(76,337)	(4.9)	(610,591)	(29.0)
Certificates of deposit	4,868,286	4,909,422	4,998,133	5,032,085	4,636,007	(41,136)	(0.8)	232,279	5.0
Total interest-bearing deposits	14,411,958	14,485,256	14,553,414	14,568,419	14,128,122	(73,298)	(0.5)	283,836	2.0
Total deposits	18,286,379	18,364,304	18,299,159	18,139,265	17,649,166	(77,925)	(0.4)	637,213	3.6
Borrowings:
Short-term borrowings	3,357	3,116	3,952	3,759	6,448	241	7.7	(3,091)	(47.9)
Long-term borrowings	1,351,585	1,531,389	1,423,075	1,295,268	983,004	(179,804)	(11.7)	368,581	37.5
Total borrowings	1,354,942	1,534,505	1,427,027	1,299,027	989,452	(179,563)	(11.7)	365,490	36.9
Total interest-bearing liabilities	15,766,900	16,019,761	15,980,441	15,867,446	15,117,574	(252,861)	(1.6)	649,326	4.3
Total deposits and borrowings	19,641,321	19,898,809	19,726,186	19,438,292	18,638,618	(257,488)	(1.3)	1,002,703	5.4
Accrued expenses and other liabilities	751,100	714,488	758,157	790,850	723,792	36,612	5.1	27,308	3.8
Total liabilities	20,392,421	20,613,297	20,484,343	20,229,142	19,362,410	(220,876)	(1.1)	1,030,011	5.3
Total TCF Financial Corporation stockholders' equity	2,488,435	2,483,474	2,557,729	2,570,613	2,554,667	4,961	0.2	(66,232)	(2.6)
Non-controlling interest in subsidiaries	23,548	28,654	23,191	20,399	22,350	(5,106)	(17.8)	1,198	5.4
Total equity	2,511,983	2,512,128	2,580,920	2,591,012	2,577,017	(145)	—	(65,034)	(2.5)
Total liabilities and equity	$22,904,404	$23,125,425	$23,065,263	$22,820,154	$21,939,427	$(221,021)	(1.0)	$964,977	4.4
N.M. Not Meaningful

(1)	Average balances of loans and leases include non-accrual loans and leases and are presented net of unearned income.

(2)
Includes leased equipment and related initial direct costs under operating leases of $290.9 million, $288.4 million, $281.9 million, $267.8 million and $249.0 million for the third, second and first quarters of 2018 and the fourth and third quarters of 2017, respectively.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Quarterly Yields and Rates(1)(2) (Unaudited)

	Quarter Ended					Change From
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,		Sep. 30,
	2018	2018	2018	2017	2017	2018		2017
ASSETS:
Investments and other	4.01%	3.71%	3.38%	3.07%	3.80%	30	bps	21	bps
Debt securities held to maturity	2.57	2.56	2.56	2.57	2.57	1		—
Debt securities available for sale:
Taxable	2.76	2.59	2.37	2.25	2.24	17		52
Tax-exempt(3)	2.66	2.66	2.66	3.22	3.22	—		(56)
Loans and leases held for sale	6.57	5.93	6.22	6.43	5.75	64		82
Loans and leases:
Consumer real estate:
Fixed-rate	5.46	5.52	5.58	5.61	5.61	(6)		(15)
Variable- and adjustable-rate	6.57	6.41	6.18	5.95	5.91	16		66
Total consumer real estate	6.17	6.09	5.96	5.83	5.80	8		37
Commercial:
Fixed-rate	4.55	4.49	4.61	5.49	4.62	6		(7)
Variable- and adjustable-rate	5.45	5.45	5.04	4.68	4.76	—		69
Total commercial	5.25	5.21	4.93	4.90	4.72	4		53
Leasing and equipment finance	5.00	4.93	4.81	4.90	4.53	7		47
Inventory finance	7.16	6.94	6.64	6.01	6.71	22		45
Auto finance	5.36	5.30	5.28	5.23	5.17	6		19
Other	4.25	4.10	4.16	4.75	5.03	15		(78)
Total loans and leases	5.73	5.67	5.49	5.35	5.31	6		42

Total interest-earning assets	5.36	5.33	5.19	5.11	5.07	3		29

LIABILITIES:
Interest-bearing deposits:
Checking	0.04	0.02	0.02	0.02	0.02	2		2
Savings	0.35	0.27	0.24	0.18	0.08	8		27
Money market	0.78	0.67	0.58	0.48	0.47	11		31
Certificates of deposit	1.56	1.43	1.36	1.28	1.16	13		40
Total interest-bearing deposits	0.75	0.66	0.63	0.57	0.48	9		27
Total deposits	0.59	0.52	0.50	0.46	0.38	7		21
Borrowings:
Short-term borrowings	2.46	2.33	1.99	1.75	1.33	13		113
Long-term borrowings	3.15	3.02	2.70	2.43	2.62	13		53
Total borrowings	3.15	3.02	2.70	2.43	2.62	13		53

Total interest-bearing liabilities	0.96	0.89	0.81	0.72	0.62	7		34

Net interest margin	4.66	4.67	4.59	4.57	4.61	(1)		5

(1)	Annualized

(2)	Yields are presented on a fully tax-equivalent basis.

(3)
The yield on tax-exempt debt securities available for sale is computed on a tax-equivalent basis using a statutory federal income tax rate of 21% beginning in the first quarter of 2018 and 35% for all prior periods.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Summary of Credit Quality Data (Unaudited)

Allowance for Loan and Lease Losses

	At Sep. 30,		At Jun. 30,		At Mar. 31,		At Dec. 31,		At Sep. 30,
	2018		2018		2018		2017		2017
		% of		% of		% of		% of		% of
(Dollars in thousands)	Balance	Portfolio	Balance	Portfolio	Balance	Portfolio	Balance	Portfolio	Balance	Portfolio
Consumer real estate	$45,258	0.92%	$43,954	0.95%	$47,685	1.01%	$47,168	0.98%	$47,838	0.97%
Commercial	40,470	1.08	40,291	1.09	37,198	1.01	37,195	1.04	36,344	1.04
Leasing and equipment finance	22,926	0.50	22,247	0.48	23,182	0.50	22,528	0.47	22,771	0.48
Inventory finance	11,361	0.39	11,840	0.39	13,253	0.38	13,233	0.48	11,978	0.46
Auto finance	39,852	1.75	46,608	1.79	45,822	1.61	50,225	1.57	48,660	1.50
Other	754	3.57	679	3.24	563	2.84	692	3.07	653	3.19
Total	$160,621	0.87	$165,619	0.89	$167,703	0.87	$171,041	0.90	$168,244	0.89

Changes in Allowance for Loan and Lease Losses

	Quarter Ended					Change From
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Sep. 30,
(In thousands)	2018	2018	2018	2017	2017	2018	2017
Balance, beginning of period	$165,619	$167,703	$171,041	$168,244	$165,620	$(2,084)	$(1)
Charge-offs	(19,448)	(18,188)	(19,865)	(23,865)	(17,999)	(1,260)	(1,449)
Recoveries	12,658	5,418	5,714	5,580	9,847	7,240	2,811
Net (charge-offs) recoveries	(6,790)	(12,770)	(14,151)	(18,285)	(8,152)	5,980	1,362
Provision for credit losses	2,270	14,236	11,368	22,259	14,545	(11,966)	(12,275)
Other	(478)	(3,550)	(555)	(1,177)	(3,769)	3,072	3,291
Balance, end of period	$160,621	$165,619	$167,703	$171,041	$168,244	$(4,998)	$(7,623)

Net Charge-offs

	Quarter Ended
	Sep. 30,		Jun. 30,		Mar. 31,		Dec. 31,		Sep. 30,
	2018		2018		2018		2017		2017
(Dollars in thousands)	Balance	Rate(1)	Balance	Rate(1)	Balance	Rate(1)	Balance	Rate(1)	Balance	Rate(1)
Consumer real estate:
First mortgage lien	$(3,721)	(0.82)%	$714	0.16%	$790	0.16%	$876	0.18%	$(801)	(0.16)%
Junior lien	(2,709)	(0.37)	64	0.01	327	0.05	(218)	(0.03)	(2,651)	(0.38)
Total consumer real estate	(6,430)	(0.55)	778	0.07	1,117	0.09	658	0.05	(3,452)	(0.29)
Commercial	(8)	—	(27)	—	(14)	—	(378)	(0.04)	(196)	(0.02)
Leasing and equipment finance	1,930	0.17	2,106	0.18	1,340	0.11	4,775	0.41	1,046	0.10
Inventory finance	637	0.09	517	0.06	409	0.05	995	0.15	469	0.08
Auto finance	9,485	1.56	8,516	1.26	10,656	1.41	11,111	1.36	9,248	1.13
Other	1,176	N.M.	880	N.M.	643	N.M.	1,124	N.M.	1,037	N.M.
Total	$6,790	0.15	$12,770	0.27	$14,151	0.29	$18,285	0.38	$8,152	0.18
N.M. Not Meaningful
(1) Annualized net charge-off rate based on average loans and leases

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Summary of Credit Quality Data (Unaudited), Continued

Over 60-Day Delinquencies as a Percentage of Portfolio(1)
						Change From
	At Sep. 30,	At Jun. 30,	At Mar. 31,	At Dec. 31,	At Sep. 30,	Jun. 30,	Sep. 30,
	2018	2018	2018	2017	2017	2018	2017
Consumer real estate:
First mortgage lien	0.18%	0.20%	0.23%	0.25%	0.32%	(2) bps	(14)	bps
Junior lien	0.04	0.07	0.06	0.04	0.05	(3)	(1)
Total consumer real estate	0.10	0.12	0.13	0.13	0.15	(2)	(5)
Commercial	—	—	—	—	—	—	—
Leasing and equipment finance	0.15	0.11	0.11	0.14	0.15	4	—
Inventory finance	—	—	—	0.01	0.01	—	(1)
Auto finance	0.41	0.33	0.24	0.28	0.25	8	16
Other	0.30	0.16	0.24	0.04	0.07	14	23
Subtotal	0.11	0.11	0.09	0.11	0.12	—	(1)
Portfolios acquired with deteriorated credit quality	16.70	13.48	12.95	13.18	9.42	322	728
Total delinquencies	0.12	0.11	0.10	0.12	0.13	1	(1)

(1)	Excludes non-accrual loans and leases

Non-performing Assets
						Change From
	At Sep. 30,	At Jun. 30,	At Mar. 31,	At Dec. 31,	At Sep. 30,	Jun. 30,		Sep. 30,
(Dollars in thousands)	2018	2018	2018	2017	2017	2018		2017
Non-accrual loans and leases:
Consumer real estate	$55,092	$49,155	$84,237	$83,224	$80,731	$5,937		$(25,639)
Commercial	9,888	9,978	11,401	6,785	10,337	(90)		(449)
Leasing and equipment finance	16,061	16,300	19,968	17,089	18,720	(239)		(2,659)
Inventory finance	1,640	2,093	3,621	4,116	3,178	(453)		(1,538)
Auto finance	7,613	7,312	7,199	7,366	6,653	301		960
Other	2	21	2	2	—	(19)		2
Total non-accrual loans and leases	90,296	84,859	126,428	118,582	119,619	5,437		(29,323)
Other real estate owned	19,079	16,266	17,179	18,225	26,405	2,813		(7,326)
Total non-performing assets	$109,375	$101,125	$143,607	$136,807	$146,024	$8,250		$(36,649)

Non-accrual loans and leases as a percentage of total loans and leases	0.49%	0.46%	0.65%	0.62%	0.63%	3	bps	(14)	bps
Non-performing assets as a percentage of total loans and leases and other real estate owned	0.59	0.54	0.74	0.72	0.77	5		(18)
Allowance for loan and lease losses as a percentage of non-accrual loans and leases	177.88	195.17	132.65	144.24	140.65	(1,729)		3,723

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Capital Information (Unaudited)

	At or For the Quarter Ended					Change From
(Dollars in thousands, except per share data)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,		Sep. 30,
	2018	2018	2018	2017	2017	2018		2017
Dividends declared per common share	$0.15	$0.15	$0.15	$0.075	$0.075	—%		100.0%
Book value per common share	14.01	13.79	13.89	13.96	13.45	1.6		4.2
Tangible book value per common share(1)	12.96	12.73	12.84	12.92	11.99	1.8		8.1
Common equity ratio	10.21%	9.97%	10.06%	10.42%	10.04%	24	bps	17	bps
Tangible common equity ratio(1)	9.51	9.28	9.37	9.72	9.06	23		45

Regulatory Capital:(2)
Common equity Tier 1 capital	$2,226,820	$2,186,528	$2,222,390	$2,242,410	$2,080,729	1.8%		7.0%
Tier 1 capital	2,412,869	2,375,210	2,414,838	2,522,178	2,362,926	1.6		2.1
Total capital	2,754,615	2,728,076	2,786,637	2,889,323	2,734,260	1.0		0.7

Common equity Tier 1 capital ratio	11.04%	10.60%	10.57%	10.79%	10.05%	44	bps	99	bps
Tier 1 risk-based capital ratio	11.96	11.51	11.49	12.14	11.41	45		55
Total risk-based capital ratio	13.66	13.22	13.26	13.90	13.21	44		45
Tier 1 leverage ratio	10.58	10.31	10.52	11.12	10.88	27		(30)

(1)	See "Reconciliation of GAAP to Non-GAAP Financial Measures" tables

(2)	September 30, 2018 amounts are preliminary pending completion and filing of the Company's regulatory reports

Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)

Computation of adjusted diluted earnings per common share:

		Quarter Ended
		Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
(Dollars in thousands, except per share data)		2018	2018	2018	2017	2017
Net income available to common stockholders		$83,702	$56,255	$66,174	$97,653	$48,285
Less: Earnings allocated to participating securities		13	8	9	17	8
Earnings allocated to common stock	(a)	83,689	56,247	66,165	97,636	48,277
Plus: BCFP/OCC settlement adjustment		—	32,000	—	—	—
Less: Income tax expense attributable to BCFP/OCC settlement adjustment		—	6,491	—	—	—
Adjusted earnings allocated to common stock	(b)	$83,689	$81,756	$66,165	$97,636	$48,277

Weighted-average common shares outstanding for diluted earnings per common share	(c)	165,533,225	166,857,640	169,997,146	170,068,986	169,240,251

Diluted earnings per common share	(a) / (c)	$0.51	$0.34	$0.39	$0.57	$0.29
Adjusted diluted earnings per common share	(b) / (c)	0.51	0.49	0.39	0.57	0.29

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited), Continued

Computation of adjusted return on average common equity, return on average tangible common equity and adjusted return on average tangible common equity:

		Quarter Ended
		Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
(Dollars in thousands)		2018	2018	2018	2017	2017
Net income available to common stockholders	(a)	$83,702	$56,255	$66,174	$97,653	$48,285
Plus: Goodwill impairment		—	—	—	73,041	—
Plus: Other intangibles amortization and impairment		913	835	831	1,187	806
Less: Income tax expense attributable to other intangibles amortization and impairment		220	201	199	530	277
Adjusted net income available to common stockholders	(b)	$84,395	$56,889	$66,806	$171,351	$48,814

Net income available to common stockholders adjusted for BCFP/OCC settlement:
Net income available to common stockholders		$83,702	$56,255	$66,174	$97,653	$48,285
Plus: BCFP/OCC settlement adjustment		—	32,000	—	—	—
Less: Income tax expense attributable to BCFP/OCC settlement adjustment		—	6,491	—	—	—
Net income available to common stockholders adjusted for BCFP/OCC settlement	(c)	83,702	81,764	66,174	97,653	48,285
Plus: Goodwill impairment		—	—	—	73,041	—
Plus: Other intangibles amortization and impairment		913	835	831	1,187	806
Less: Income tax expense attributable to other intangibles amortization and impairment		220	201	199	530	277
Adjusted net income available to common stockholders adjusted for BCFP/OCC settlement	(d)	$84,395	$82,398	$66,806	$171,351	$48,814

Average balances:
Total equity		$2,511,983	$2,512,128	$2,580,920	$2,591,012	$2,577,017
Less: Non-controlling interest in subsidiaries		23,548	28,654	23,191	20,399	22,350
Total TCF Financial Corporation stockholders' equity		2,488,435	2,483,474	2,557,729	2,570,613	2,554,667
Less: Preferred stock		169,302	169,302	200,404	265,821	265,556
Average total common stockholders' equity	(e)	2,319,133	2,314,172	2,357,325	2,304,792	2,289,111
Less:
Goodwill, net		154,757	154,757	154,757	197,734	227,539
Other intangibles, net		21,798	22,672	23,274	21,901	22,279
Average tangible common stockholders' equity	(f)	$2,142,578	$2,136,743	$2,179,294	$2,085,157	$2,039,293

Average total common stockholders' equity adjusted for BCFP/OCC settlement:
Average total common stockholders' equity		$2,319,133	$2,314,172	$2,357,325	$2,304,792	$2,289,111
Plus: BCFP/OCC settlement adjustment to average total common stockholders' equity		—	4,205	—	—	—
Average total common stockholders' equity adjusted for BCFP/OCC settlement	(g)	2,319,133	2,318,377	2,357,325	2,304,792	2,289,111
Less:
Goodwill, net		154,757	154,757	154,757	197,734	227,539
Other intangibles, net		21,798	22,672	23,274	21,901	22,279
Adjusted average tangible common stockholders' equity	(h)	$2,142,578	$2,140,948	$2,179,294	$2,085,157	$2,039,293

ROACE(1)	(a) / (e)	14.44%	9.72%	11.23%	16.95%	8.44%
Adjusted ROACE(1)	(c) / (g)	14.44	14.11	11.23	16.95	8.44
ROATCE(1)	(b) / (f)	15.76	10.65	12.26	32.87	9.57
Adjusted ROATCE(1)	(d) / (h)	15.76	15.39	12.26	32.87	9.57

(1)	Annualized

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited), Continued

Computation of adjusted efficiency ratio:

		Quarter Ended
		Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
(Dollars in thousands)		2018	2018	2018	2017	2017
Total non-interest expense	(a)	$246,423	$272,039	$245,980	$347,806	$235,035
Less: BCFP/OCC settlement adjustment		—	32,000	—	—	—
Adjusted non-interest expense	(b)	$246,423	$240,039	$245,980	$347,806	$235,035

Revenue	(c)	$365,566	$364,902	$355,403	$362,752	$343,333

Efficiency ratio	(a) / (c)	67.41%	74.55%	69.21%	95.88%	68.46%
Adjusted efficiency ratio	(b) / (c)	67.41	65.78	69.21	95.88	68.46

Computation of tangible common equity ratio and tangible book value per common share:

		At Sep. 30,	At Jun. 30,	At Mar. 31,	At Dec. 31,	At Sep. 30,
(Dollars in thousands, except per share data)		2018	2018	2018	2017	2017
Total equity		$2,528,012	$2,504,578	$2,550,950	$2,680,584	$2,596,514
Less: Non-controlling interest in subsidiaries		21,154	23,646	28,437	17,827	19,906
Total TCF Financial Corporation stockholders' equity		2,506,858	2,480,932	2,522,513	2,662,757	2,576,608
Less: Preferred stock		169,302	169,302	169,302	265,821	265,967
Total common stockholders' equity	(d)	2,337,556	2,311,630	2,353,211	2,396,936	2,310,641
Less:
Goodwill, net		154,757	154,757	154,757	154,757	227,798
Other intangibles, net		21,364	22,247	23,112	23,687	21,874
Tangible common stockholders' equity	(e)	$2,161,435	$2,134,626	$2,175,342	$2,218,492	$2,060,969

Total assets	(f)	$22,904,785	$23,184,462	$23,385,052	$23,002,159	$23,005,038
Less:
Goodwill, net		154,757	154,757	154,757	154,757	227,798
Other intangibles, net		21,364	22,247	23,112	23,687	21,874
Tangible assets	(g)	$22,728,664	$23,007,458	$23,207,183	$22,823,715	$22,755,366

Common stock shares outstanding	(h)	166,812,524	167,684,971	169,415,834	171,669,419	171,833,926

Common equity ratio	(d) / (f)	10.21%	9.97%	10.06%	10.42%	10.04%
Tangible common equity ratio	(e) / (g)	9.51	9.28	9.37	9.72	9.06

Book value per common share	(d) / (h)	$14.01	$13.79	$13.89	$13.96	$13.45
Tangible book value per common share	(e) / (h)	12.96	12.73	12.84	12.92	11.99

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